UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 2, 2011
Date of report (Date of earliest event reported)

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation or Organization)

1-16525	11-2621692
(Commission File Number)	(IRS Employer Identification No.)

1860 Smithtown Ave., Ronkonkoma, New York 11779
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Definitive Material Agreement.

On September 2, 2011, CVD Equipment Corporation (the “Company”) entered into a Contract of Sale (the “Agreement”) to purchase a building and real property located at 355 South Technology Drive in Central Islip, New York (the “Premises”) from SJA Industries, LLC.  The building and real property consist of approximately 120,000 square feet and eight acres, respectively.

The purchase price for the Premises is $7,200,000, exclusive of closing costs (the “Purchase Price”).  Upon execution of the Agreement, the Company deposited the sum of $360,000 into escrow as an initial down payment against the Purchase Price, with the remaining balance of $6,840,000 to be paid at the closing.  The acquisition of the Premises and the consummation of the transactions contemplated by the Agreement are contingent upon, among other things, the Company obtaining a commitment from an Institutional Lender (as defined in the Agreement) to make a first mortgage loan to the Company, secured by the Premises, of $5,400,000 on such terms and conditions as are specified in the Agreement.

The anticipated closing date of the acquisition of the Premises and the transactions contemplated by the Agreement is on or about November 15, 2011, and is subject to the satisfaction by the parties of customary closing conditions as described in the Agreement.

The foregoing is subject to, and qualified entirely by the terms of Agreement attached hereto as Exhibit 10.1.  The terms of the Agreement are incorporated herein by reference.

On September 6, 2011, the Company issued a press release announcing the execution of the Agreement.  A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.                                Description of Exhibit

10.1     Contract of Sale, dated September 2, 2011, by and between the Company and SJA Industries, LLC.

99.1     Press Release, dated September 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVD EQUIPMENT CORPORATION

Date: September 9, 2011	/s/ Leonard A. Rosenbaum
Name: Leonard A. Rosenbaum
Title: Chairman, President,
Chief Executive Officer and Director (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.                                Description

10.1     Contract of Sale, dated September 2, 2011, by and between the Company and SJA Industries, LLC.

99.1     Press Release, dated September 6, 2011.